Exhibit 99.1

Roman DBDR Acquisition Corp. II Appoints Randolph C. Read to Board of Directors, Ahead of Proposed Business Combination with ThomasLloyd Climate Solutions

Seasoned Executive Brings Extensive Public Company Board Experience and Financial Expertise

NEW YORK, NY, April 28, 2026 – Roman DBDR Acquisition Corp. II (“Roman DBDR” or the “Company”) (Nasdaq: DRDB) today announced the appointment of Randolph C. Read to its Board of Directors, as the Company continues preparations to complete its previously announced business combination with ThomasLloyd Climate Solutions B.V. (“ThomasLloyd”), a vertically integrated sustainable energy and technology solutions provider (the “Proposed Business Combination”). Mr. Read joins the Board to replace Jim Nevels.

Mr. Read brings over four decades of distinguished leadership experience across multiple industries, including energy, finance, real estate, and corporate governance. He currently serves as President and Chief Executive Officer of International Capital Markets Group, Inc. and Nevada Strategic Credit Investments, LLC, positions he has held for more than five years.

“We are thrilled to welcome Randolph to the Board of Directors as we continue preparations to complete our business combination with ThomasLloyd,” said Dixon Doll, Jr., Chairman and CEO of Roman DBDR. “Randolph's exceptional track record as a board member and executive across diverse industries, combined with his deep financial expertise and proven leadership in corporate governance, makes him an invaluable addition to our team. Looking ahead to our proposed business combination, Randolph's experience guiding public companies through complex transactions and strategic transformations will be instrumental to our continued growth and success.”

“Roman DBDR’s proposed combination with ThomasLloyd represents a unique opportunity to participate in addressing one of the most critical challenges of our time – the global energy transition,” said Mr. Read. “ThomasLloyd's vertically integrated platform, combining development, investment, operations, and technology, positions it to deliver innovative sustainable energy solutions at rapid scale and speed. I look forward to working with the Roman DBDR board and the entire ThomasLloyd team to support the strategic vision and create long-term value for all stakeholders.”

Mr. Read currently serves on multiple public company boards, including as an independent director of SandRidge Energy, Inc. (NYSE), where he chairs both the Audit Committee and Compensation Committee. He also serves as an independent director of Virtuix Holdings, Inc. (Nasdaq) and Viskase Holdings, Inc. (OTCQB). Additionally, he serves as Chairman of the Board of Managers of New York REIT Liquidating LLC, a position he has held since November 2018.

Mr. Read's extensive board experience also includes previous service as Chairman of New York REIT, Inc. (NYSE), where he oversaw the successful liquidation of a multi-billion-dollar portfolio of assets, and as Chairman of Enzon Pharmaceuticals, Inc., which he led through its merger with Viskase Companies, Inc. in 2026. He has also served on the boards of Luby's Inc. and Healthcare Trust, Inc., among numerous other public and private company boards.

Throughout his executive career, Mr. Read has held senior leadership positions at prominent organizations including Knowledge Universe, The Greenspun Corporation, Stone Container Corporation (now Smurfit WestRock), Cintas Corporation, and he started his career at Atlantic Richfield Co. (acquired by BP, plc). His operational and financial expertise spans multiple sectors, including energy, real estate, manufacturing, and technology.

Mr. Read holds an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University. He is also a Certified Public Accountant.

About ThomasLloyd Climate Solutions

Founded in 2003, ThomasLloyd is a vertically integrated sustainable energy and technology solutions provider, integrating development, investment, operations, and technology on a single energy and decarbonization platform. The company operates across renewable power generation capacity, related transmission and distribution infrastructure, sustainable fuels production, water and waste treatment systems, energy efficiency solutions for the mobility and buildings sectors, and climate finance, serving governments, corporations and institutional and private investors worldwide. The ThomasLloyd team has collectively structured, managed and operated 115 projects across more than 20 countries, representing approximately 28 gigawatts of power generation capacity across conventional and renewable energy and related infrastructure, leveraging deep financial, technical, social and operational expertise to generate long-term value while advancing the global energy transition. Visit https://www.thomas-lloyd.com.

About Roman DBDR Acquisition Corp. II

Roman DBDR Acquisition Corp. II (Nasdaq: DRDB) is a publicly traded special purpose acquisition company focused on identifying and partnering with high-growth companies. Founded by seasoned investors with more than 20 years of shared experience operating and investing in both private and public companies across multiple industries, Roman DBDR brings deep operational insight, strategic capital, and a powerful network to emerging businesses seeking to scale and succeed in public markets. The firm’s mission is to combine with innovative companies to accelerate growth, disrupt incumbents, and generate significant long-term value.

The group’s prior SPAC, Roman DBDR Tech Acquisition Corp. went public in November 2020, raising US$236 million, and completed its merger with CompoSecure Holdings, Inc. (“CompoSecure”) in December 2021. The merger included a US$175 million fully committed exchangeable notes and common stock PIPE financing led by funds and accounts managed by BlackRock and Highbridge Capital Management. In January 2026, CompoSecure completed its merger with Husky Technologies Limited and rebranded to GPGI, Inc. (NYSE: GPGI).

Additional Information about the Proposed Business Combination and Where to Find It

The Proposed Business Combination will be submitted to shareholders of Roman DBDR for their consideration. The parties to the definitive business combination agreement (the “Business Combination Agreement”) intend to file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements (the “Proxy Statement”) to be distributed to Roman DBDR’s shareholders in connection with Roman DBDR’s solicitations of proxies from Roman DBDR’s shareholders with respect to the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement, as well as the prospectus relating to the offer of the securities to be issued to the shareholders of ThomasLloyd in connection with the completion of the Proposed Business Combination. After the Registration Statement / Proxy Statement has been filed and declared effective by the SEC, Roman DBDR will mail a definitive proxy statement/prospectus and other relevant documents relating to the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement to Roman DBDR’s shareholders as of a record date to be established for voting on the Proposed Business Combination. Before making any voting or investment decision, Roman DBDR’s shareholders, ThomasLloyd’s shareholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by Roman DBDR in connection with the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement, when they become available because they will contain important information about Roman DBDR, ThomasLloyd and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary Registration Statement / Proxy Statement, the definitive Registration Statement / Proxy Statement and other documents filed by Roman DBDR with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405.

Forward-Looking Statements

This press release includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations relating to the Proposed Business Combination and other related transactions, including regarding the ThomasLloyd platform. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Roman DBDR. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to special purpose acquisition companies) that could adversely affect the combined company or the expected benefits of the Proposed Business Combination and other related transactions; failure to realize the anticipated benefits of the Proposed Business Combination and other related transactions; risks related to ThomasLloyd, including but not limited to (i) its ability to raise capital, implement strategy and identify suitable sustainable investment opportunities, (ii) political developments, laws and regulations in areas where ThomasLloyd operates, (iii) increased competition in the industries where ThomasLloyd operates, (iv) supply of natural resources necessary for ThomasLloyd’s operations, (v) reliance on third-party supplier and service providers, (vi) the effects of climate change, extreme weather events, and seismic events, and (vii) fluctuations in currency markets. Additional risks related to Roman DBDR include those factors discussed in documents Roman DBDR has filed or will file with the SEC and also set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Roman DBDR’s Annual Report on Form 10-K for the year ended December 31, 2025, and in those documents that Roman DBDR has filed, or will file, with the SEC.

If any of these risks materialize or Roman DBDR’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Roman DBDR does not presently know or that Roman DBDR currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s expectations, plans, or forecasts of future events and views as of the date of this press release and are qualified in their entirety by reference to the cautionary statements herein. Roman DBDR anticipates that subsequent events and developments will cause Roman DBDR’s assessments to change. These forward-looking statements should not be relied upon as representing Roman DBDR’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Roman DBDR nor any of its affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

Roman DBDR, ThomasLloyd, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from Roman DBDR’s shareholders with respect to the Proposed Business Combination and the other matters set forth in the Registration Statement / Proxy Statement. Information regarding Roman’s directors and executive officers, and a description of their interests in Roman DBDR is contained in Roman DBDR’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the Registration Statement / Proxy Statement relating to the Proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement / Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This press release is not a substitute for the registration statement or for any other document that TL Topco PLC, Roman DBDR and ThomasLloyd may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Roman DBDR, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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